AMENDMENT NO. 4
TO
EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 4 TO THE EMPLOYMENT AGREEMENT (the “Amendment”) is effective as of February 3, 2016 (the “Effective Date”), by and between U.S. Geothermal Inc., a Delaware corporation (the “Company”), and Jonathan Zurkoff (“Employee”).

RECITALS

WHEREAS, the Company and Employee entered into an Employment Agreement with a term from December 31, 2010 until March 31, 2013 (the “Agreement”).

WHEREAS, the Company and Employee entered into an amendment extending the Agreement until March 31, 2014 (the “Initial Extension”).

WHEREAS, the Company and Employee entered into an amendment extending the Agreement until March 31, 2015 (the “Second Extension”).

WHEREAS, the Company and Employee entered into an amendment extending the Agreement until March 31, 2016 (the “Third Extension”).

WHEREAS, the Company and Employee desire to amend and extend the Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and this Amendment, the parties hereby agree as follows:

1.     Term. The term of the Agreement as set forth in Section 2 of the Agreement, is hereby extended and will remain in full force and effect until March 31, 2017.

2.     Compensation. The following sentence is added to the end of Section 5(a) of the Agreement and the Agreement is hereby amended and restated as follows: “For purposes of clarity, all references to the Employee’s salary or base annual salary in the Agreement, as amended, refers to the Employee’s then current salary.”

3.     Savings Clause. Except as modified by this Amendment, the Agreement, as previously amended, shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on February 3, 2016.

U.S. Geothermal Inc.
a Delaware corporation

By:	/s/ Kerry D. Hawkley
Name: Kerry D. Hawkley
Title: Chief Financial Officer and Secretary

SIGNED by the Employee in the presence of:

/s/ Dennis J. Gilles	/s/ Jonathan Zurkoff
Witness	Jonathan Zurkoff

Dennis J. Gilles
Printed Name of Witness